SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 10, 2017.

MFS® Global Bond Fund

Effective immediately, the sixth paragraph in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information" is deleted in its entirety.
Effective immediately, the sub-section entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Summary of Key Information" is deleted in its entirety.
Effective immediately, the sixth paragraph in the section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety.
Effective immediately, the sub-section entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety.

1030335                             1                      GLB-SUP-I-081017